SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d)
                  of the Securities Act Of 1934

Date of Report (Date of earliest event reported) October 12, 2001


                    Detwiler, Mitchell & Co.
                  (Exact name of registrant as
                    specified in its charter)

       Delaware             0-12926             95-2627415
   (State of other        (Commission        (IRS Employer
    jurisdiction or        File Number)       Identification No.)
    incorporation)


    225 Franklin Street, 20th Floor,  Boston, Massachusetts 02110
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code 617-451-0100

ITEM 5.   OTHER EVENTS

     On October 17, 2001, the Company announced that Andrew
Detwiler resigned as President and Director of the Company and Chief Executive Officer and Director of the Company's subsidiary,
Fechtor, Detwiler & Co., Inc. effective October 12, 2001.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following exhibit is filed herewith:

                    28.1 Press Release dated October 17, 2001
                         announcing the resignation of Andrew Detwiler.

                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DETWILER, MITCHELL & CO.
                              -------------------------
                                   (Registrant)

October 18, 2001                     /s/ JAMES K. MITCHELL
----------------                   ------------------------------------
 Date                              James K. Mitchell
                                   Chairman and Chief Executive Officer


October 18, 2001                     /s/ STEPHEN D. MARTINO
----------------                   ------------------------------------
  Date                             Stephen D. Martino
                                   Chief Financial Officer and
                                   Principal Accounting Officer



                           Page 2 of 2